[USAA EAGLE LOGO (r)]
USAA GROWTH & INCOME FUND
(Fund Shares and Adviser Shares)
SUPPLEMENT DATED APRIL 2, 2012
TO THE FUND'S PROSPECTUS
DATED DECEMBER 1, 2011

Effective as of the close of business on March 30, 2012, Thomas Cole no longer serves as a portfolio manager for the Growth & Income Fund. John Leonard and Thomas Digenan, assumes Mr. Cole’s portfolio management responsibilities for the Fund. Therefore, all references to Mr. Cole in the Prospectus are deleted.

97516-0412